SECURITIES AND EXCHANGE COMMISSION


Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)
 June 28, 2002

National Real Estate Limited Partnership Income
Properties
(Exact name of registrant as specified in its charter)


Wisconsin				0-14453
		39-1503893
(State or other Jurisdiction
(Commission File		(IRS Employer
           of Organization)
 Number)			Identification Number)


1155 Quail Court, Pewaukee, Wisconsin
53072-3703
(Address of principal executive offices)
(Zip Code)


Registrant's telephone number, including
(262) 695-1400
area code


Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events

National Real Estate Limited Partnership
Income Properties (the Partnership) was
notified on June 28, 2002 that Kerber, Eck and Braeckel, LLP, (the independent auditors), were going to re-issue their opinion on the annual reports. As more fully described in Note K to the Financial Statements, subsequent to the issuance of the Partnership's 2001 financial statements and the independent auditors report thereon dated February 11, 2002, except for Note
D, as to which the date was April 1, 2002, the independent auditors became aware that those financial statements were overstated by certain receivables, which should not be recorded as a Partnership asset. In their original report, they expressed an unqualified opinion on the 2001 financial statements, and their opinion on the revised statements, as expressed herein, remains unqualified.

The revised Financial Statements and related auditors report is attached as Exhibit 1 to this Form
 8 -K.











































FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

NATIONAL REAL ESTATE LIMITED PARTNERSHIP
INCOME PROPERTIES

December 31, 2001


CONTENTS
		Page


INDEPENDENT AUDITORS' REPORT	5

FINANCIAL STATEMENTS

	STATEMENT OF NET ASSETS IN
LIQUIDATION	7

	STATEMENT OF CHANGES IN NET
ASSETS IN LIQUIDATION	8

	STATEMENTS OF INCOME	9

	STATEMENTS OF PARTNERS'
CAPITAL (DEFICIT)	10

	STATEMENTS OF CASH FLOWS	11

	NOTES TO FINANCIAL STATEMENTS	12


SUPPLEMENTARY INFORMATION

	GENERAL PARTNER BALANCE SHEET	25

	GENERAL PARTNER STATEMENT OF FINANCIAL
CONDITION	26













Independent Auditors' Report


The Partners
National Real Estate Limited Partnership
  Income Properties


	We have audited the accompanying
statement of net assets in liquidation of National Real Estate Limited Partnership Income
Properties (a Wisconsin limited Partnership) as of December 31, 2001, and the related statement of changes in net assets in liquidation as of December 31, 2001, and statements of income, partners'
 capital (deficit) and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance
with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, liquidation of Partnership properties is expected during 2002, and the Partnership began liquidation shortly after December 31, 2001. As a result, the Partnership changed its basis of accounting for periods after December 31, 2001, from the going concern basis to the liquidation basis.

In our opinion, the financial statements referred to
 above present fairly, in all material respects, the net assets in liquidation of the Partnership as of December 31, 2001, and the changes in net assets in liquidation as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United
States of America applied on the bases of accounting described in the preceding paragraph.


As more fully described in Note K, subsequent to the
 issuance of the Partnership's 2001 financial statements and our report thereon dated February
11, 2002, except for Note D, as to which the date was April 1, 2002, we became aware that those financial statements were overstated by certain receivables, which should not be recorded as a Partnership asset.
In our original report, we expressed an unqualified
 opinion on the 2001 financial statements, and our opinion on the revised statements, as expressed herein, remains unqualified.

	Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The attached balance sheet of the corporate general partner, EC Corp., as of December 31, 2001, is presented for the purpose of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Regulation S-B of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

	The accompanying statement of financial
condition as of December 31, 2001, of John Vishnevsky,
 general partner, is also supplementary information required by Regulation S-B and was not audited by us and, accordingly, we do not express an opinion on it.



KERBER, ECK & BRAECKEL LLP



Springfield, Illinois
February 11, 2002, except for Note D,
   as to which the date is April 1, 2002,
   and Note K, as to which the date is June 28, 2002

National Real Estate Limited Partnership
Income Properties

STATEMENT OF NET ASSETS IN LIQUIDATION
(Liquidation Basis)

December 31, 2001


ASSETS

Investment properties, at estimated liquidation value
	Buildings, improvements, and land
$	4,080,179

Cash and cash equivalents
296,983
Escrow deposits and other assets		36,458

		Total assets		4,413,620


LIABILITIES

Tenant security deposits		4,223
Accrued expenses and other liabilities		116,862
Deferred rent			39,803
Accrued interest payable to individual
	general partner		108,639
Note payable to individual general partner
271,020
Reserve for plaintiff's attorney fees		77,199
Reserve for future liquidation expenses		159,924

		Total liabilities		777,670

		Net assets in liquidation
$	3,635,950











The accompanying notes are an integral part of this statement.

National Real Estate Limited Partnership
Income Properties

STATEMENT OF CHANGES IN NET ASSETS IN LIQUIDATION
(Liquidation Basis)

December 31, 2001


PARTNERS' CAPITAL - DECEMBER 31, 2001,
	before liquidation basis adjustments
$	2,508,269

Liquidation basis adjustments
	Adjustment of estimated values		1,364,804
	Reserve for plaintiff's attorney fees		(77,199)
	Reserve for future liquidation expenses		(159,924)

NET ASSETS IN LIQUIDATION - DECEMBER 31, 2001	$	3,635,950



























The accompanying notes are an integral part of this statement.

National Real Estate Limited Partnership
Income Properties

STATEMENTS OF INCOME
(Going Concern Basis)

Year ended December 31


			2001	2000

Operating revenues
	Rentals		$	743,909	$	766,866
	Other			42,260		29,609

		Total operating revenues
786,169		796,475

Operating expenses
	Operating			208,934
209,166
	Administrative		207,040
243,518
	Repairs and maintenance		25,078
30,968
	Depreciation		143,662		143,815
	Property taxes		118,471		111,335
	Advertising		18,956		19,954

		Total operating expenses
722,141		758,756

		Income from operations
64,028		37,719

Other income (expenses)
	Interest expense on individual general
partner note		(32,988)		(36,532)
	Interest income		9,296		28,994

		Total other expenses
(23,692)		(7,538)

		Net income	$	40,336
$	30,181

Net income attributable to general partners (3%)
$	1,210	$	905
Net income attributable to limited partners (97%)
39,126		29,276

			$	40,336
$	30,181

Net income per limited partnership interest
$	4.33	$	3.24



The accompanying notes are an integral part of these statements.

National Real Estate Limited Partnership
Income Properties

STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
(Going Concern Basis)

Years ended December 31, 2001 and 2000


			Cost of Ltd.
			Partner
	General	Limited	Interests Held
	Partners	Partners
in Treasury	Total

Balances at January 1, 2000	$	(140,824)
$	3,472,815	$	(21,671)
$	3,310,320

	Distributions to partners
(22,000)		(711,329)		-
(733,329)
	Net income for the year		905
29,276		-		30,181

Balances at December 31, 2000		(161,919)
2,790,762		(21,671)
2,607,172

	Distributions to partners		(4,177)
(135,062)		-		(139,239)
	Net income for the year		1,210
39,126		-		40,336

Balances at December 31, 2001,
	before liquidation basis adjustments
$	(164,886)	$	2,694,826
$	(21,671)	$	2,508,269



















The accompanying notes are an integral part of these statements.

National Real Estate Limited Partnership
Income Properties

STATEMENTS OF CASH FLOWS
(Going Concern Basis)

Years ended December 31


			2001	2000

Cash flows from operating activities
	Net income	$	40,336	$	30,181
	Adjustments to reconcile net income to
net cash
		provided by operating activities
			Depreciation
143,662		143,815
			Changes in assets and
liabilities
				Escrow deposits and
other assets		(48,272)
(75,214)
				Tenant security
deposits		(600)		820
				Deferred rent
7,840		(6,336)
				Accrued interest
payable to individual general partner
32,989		36,532
				Accrued expenses
and other liabilities		14,864		42,552


Net cash provided by operating activities
190,819		172,350

Cash flows from financing activities
	Distributions to partners
(139,239)		(733,329)

					Net increase
(decrease) in
					   cash
and cash equivalents		51,580
(560,979)

Cash and cash equivalents at beginning of year
245,403		806,382

Cash and cash equivalents at end of year
$	296,983	$	245,403

Cash paid for interest	$	-	$	-










The accompanying notes are an integral part of these statements.

National Real Estate Limited Partnership
Income Properties

NOTES TO FINANCIAL STATEMENTS

December 31, 2001


NOTE A - LIQUIDATION BASIS OF ACCOUNTING

Subsequent to December 31, 2001, on or about
February 11, 2002, litigation described in Note
D was settled and, consequently, liquidation of Partnership properties is expected in 2002. Accordingly, the Partnership revalued its assets and liabilities to the amounts expected to be collected and paid during the liquidation. The effect of the revaluation is included in the statement of changes in net assets in liquidation as "Liquidation Basis Adjustments."
It is not presently determinable whether the amounts realizable from the disposition of the remaining assets or the amounts that creditors will agree to accept in settlement of the obligations due them will differ materially from the amounts shown in the accompanying financial statements. Differences between the revalued amounts and actual cash transactions will be recognized in the year they can be estimated. The gains (or losses) from liquidation will be taxable on distribution.


NOTE B - ADJUSTMENTS OF ESTIMATED VALUES

	Effective with the decision to liquidate, the carrying amounts of assets and liabilities were adjusted from their historical bases to the amounts of cash expected from their realization and settlement.
Because of the expected short liquidation period, the effects of discounting would not be significant and have been ignored. The initial adjustment increased net assets by $ 1,127,681 from $ 2,508,269 to
$ 3,635,950, as follows:

	Estimated
	Historical	Liquidation
	Basis	Value

Investment properties	$	2,612,313
$	4,080,179
Cash and cash equivalents		296,983
296,983
Escrow deposits and other assets
139,520		36,458
Tenant security deposits		(4,223)
(4,223)
Accrued expenses and other liabilities
(116,862)		(116,862)
Deferred rent 		(39,803)
(39,803)
Accrued interest payable to individual
    general partner		(108,639)
(108,639)
Note payable to individual general partner
(271,020)		(271,020)
Reserve for plaintiff's attorney fees		-
	(77,199)
Reserve for future liquidation expenses		-
	(159,924)

		$	2,508,269
$	3,635,950


NOTE B - ADJUSTMENTS OF ESTIMATED VALUES -
Continued

It is at least reasonably possible that the amounts expected to be realized in the liquidation process will change in the near term.

Estimated liquidation value of the investment
 property was determined based on the estimated selling price, less commissions and other costs as follows:

Estimated selling price			$
4,269,904
Less:
	Broker commissions
128,097
	Other costs
61,628

Estimated liquidation value of investment property
$	4,080,179

Reserve for plaintiff's attorney fees was determined,
 as described in Note D, based on one-third of the excess of the liquidation proceeds derived from the sale of the investment property over a floor amount. The amount of this obligation has been estimated to be $ 77,199 and is to be paid to plaintiff's legal counsel when liquidating distributions are made to the limited partners.

Reserve for future liquidation expenses was determined based on the Arbitration Stipulation Agreement dated
February 11, 2002, which contains a plan of liquidation
 in which the Partnership shall be dissolved, all outstanding matters be resolved, and final distribution of Partnership assets be accomplished by December 31, 2002. Accordingly, management has established a liquidation reserve to provide for the estimated remaining costs to wind up Partnership affairs, which include the final accounting of financial matters and income tax filings. The amount of this obligation has been estimated to be $ 159,924.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies
 applied in the preparation of the accompanying financial statements follows:

1.   Organization

National Real Estate Limited Partnership Income
 Properties (the Partnership) was organized as a limited Partnership under the laws of the State of Wisconsin pursuant to a Certificate and an Agreement of Limited Partnership (the Agreement) dated December 18, 1984, for the purpose of investing primarily in commercial real property and began operations in May 1985. The terms of the agreement provide for the Partnership to be dissolved on or before December 31, 2004. As described in Note A above, liquidation of Partnership properties is expected during 2002.

The Partnership consists of two general partners,
 John Vishnevsky, and EC Corp., and 1,127 limited partners at December 31, 2001.

2. Cash and Cash Equivalents

The Partnership considers all short-term investments, which have original maturities of three months or less when purchased to be cash equivalents.

3. Investment Properties

Investment properties are stated at estimated liquidation value as of December 31, 2001. During
 2001 and 2000, major additions and improvements were capitalized, while items, which do not extend the useful lives of the assets, were expensed currently.

During 2001 and 2000, depreciation and amortization were provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on the straight-line method. The estimated useful lives used in determining depreciation were:

	Building	27.5 - 40 years
	Improvements	7 - 15 years
	Equipment	5 years

The Partnership evaluates the investment property periodically for indication of impairment including recurring operating losses and other significant adverse changes in the business climate that affect the recovery of the recorded asset value.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 - Continued

4. Allocations and Distributions

Pursuant to the Agreement, net income and loss from operations (exclusive of those from the sale or disposition of Partnership properties) are to be allocated 97% to the
 limited partners and 3% to the general partners.
Any gains from the sale or disposition of Partnership
 properties are to be allocated first to the general partners and limited partners with deficit net capital accounts; then the limited partners in an amount equal to their initial capital investment plus any amount remaining to be paid under their cumulative preference; then to the general partners in an amount equal to the proceeds of such sale distributed to them; and all remaining amounts are to be allocated to the limited partners provided that at least 3% of the gain from sale or disposition would be allocated to the general partners.
Losses from the sale or other disposition of Partnership properties are to be allocated 97% to the limited partners and 3% to the general partners.

Cash available for distribution, as defined in the Agreement, will be distributed 97% to the limited partners and 3% to the general partners.

The stipulation of settlement agreement discussed in Note D required that the Partnership distribute any excess cash reserves within 30 days of the final approval of the settlement. The settlement was approved by the court on April 27, 2000. The amount of the cash distribution made by the Partnership in March 2000 was determined by management to be the Partnership's excess cash reserves at that time for the purposes of complying with this anticipated provision of the settlement agreement. During the years 2001 and 2000, cash distributions were made to the partners totaling $ 139,239 and $ 733,329, respectively.

After repayment of any general partner loan, sale proceeds will be distributed as follows: (i) To the
 Limited Partners an amount equal to 100% of their Original Capital Contribution; (ii) then to the General
 Partner an amount equal to 3% of the remaining proceeds, subordinated to cumulative, non-compounded distributions of Sale Proceeds and Cash Available for Distribution equal to 6% per annum on their Capital Investment; (iii)
 to an Affiliate of the General Partners, an amount equal to its subordinated real estate commissions ( up to 3% of the aggregate selling price of all properties)
; and (iv) of the remaining proceeds, 88% to the Limited
 Partners and 12% to the General Partners, with such payments to the General Partners subordinated to a total return to the Limited Partners of a Cumulative
Preference of 10% per annum on their Capital Investment.

Any Sale Proceeds distributed to Limited Partners will be distributed to those persons recognized as Limited
 Partners on the date that the Partnership distributes such Sale Proceeds in proportion to the number of interests held on such date.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 - Continued

5. Net Income Per Limited Partnership Interest

Net income per limited Partnership interest is based on 97% of net income as allocated to the limited partners divided by the weighted average number of interests outstanding during the year.

6. Advertising

Advertising costs are expensed as incurred.

7. Fees to Affiliates

Property management fees are payable currently to the general partners or affiliates of the general partners. Fees for property management and rental services are being charged to expense over the period property management services are being performed.
See Note F for property management fee rates payable to an affiliated party.

8.  Use of Estimates

The preparation of financial statements in conformity
 with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Under the liquidation basis of accounting, assets are stated at their estimated net realizable value and liabilities are stated at their anticipated settlement amounts. Estimated net realizable value represents management's best estimate as to liquidation value of the assets, based on gross sales prices or current offers or contracts, net of selling expenses, including consideration for the effect that the settlement of litigation may have on the value of the assets. There can be no assurance, however, that the Partnership will be successful in liquidating its assets at the estimated net realizable values recorded on the statement of net assets in liquidation as of December 31, 2001. Accordingly, actual results could differ from those estimates.



NOTE D - LEGAL PROCEEDINGS

On May 25, 1999, the general partners, the property
 management company (NRMI), and other entities and individuals were named as defendants in a lawsuit
(the "Vishnevsky Defendants"). The plaintiffs sought to have this action certified as a class action lawsuit.
In the complaint, the plaintiffs alleged wrongdoing against
 the Vishnevsky Defendants in connection with two basic areas.
  First, allegations were made involving various vote solicitations alleged by the plaintiffs to be an effort to perpetuate the Partnerships and avoid liquidation.
Second, allegations were made involving the taking and use of Partnership funds and property, including excessive fees and unauthorized expenses.

On March 14, 2000, the parties to the litigation, with the exception of the defendant Wolf & Company, entered into a Stipulation of Settlement ("2000 Settlement").
The 2000 Settlement provided for the appointment of an independent marketing agent (the "Partnerships'
Representative") to market and sell the Partnership investment property. However, no offer to purchase the property was to be accepted without first obtaining approval from a majority interest of the limited partners.
Final distributions of the net proceeds received from a sale of the Partnership's investment property were to be made in accordance with the terms of the Partnership's limited partnership agreement and prospectus, and upon providing 20-day notice to the plaintiffs' attorney.
Net proceeds were first to be applied to pay plaintiffs' counsel's legal fees, expenses and costs, with interest thereon. The actual terms for distribution were finalized in the February 11, 2002 Arbitration Stipulation, described hereinafter.

Pursuant to the 2000 Settlement, the Partnership and its property continued to be managed by NRMI and the general partners under the existing contracts until such time as the Partnership and its property were liquidated. The Arbitration Stipulation states that the existing employees of NRMI will continue to be compensated based on their current employment arrangements, notwithstanding provisions set forth in the 2000 Settlement.

The 2000 Settlement further provided that any legal expenses incurred in connection with the arbitration process could not be advanced or paid by the Partnership.
 The following legal expenses could be paid by the
 Partnership: 1) legal expenses incurred in drafting the 2000 Settlement, or obtaining preliminary or final approval of the 2000 Settlement, 2) legal expenses incurred in the sales process for marketing or selling the investment property, or 3) other legal expenses properly incurred in the business of the Partnership unrelated to this lawsuit or the arbitration process. Certain legal expenses were charged to this partnership in 2001. This matter was resolved in the Arbitration Stipulation signed
February 11, 2002. The 2000 Settlement also provided that the plaintiffs' claims made against NRMI, the general partners, and other related parties for excessive charging of expenses to the partnerships, including the Partnership, were to be resolved through binding arbitration. Any such expenses disallowed through arbitration would be reimbursed to the partnerships. This matter was also settled in the Arbitration Stipulation.


NOTE D - LEGAL PROCEEDINGS - Continued

As part of the litigation, the plaintiffs' attorneys
 were also seeking payment of their fees from the assets of the Partnership and the other nominal defendant entities. The plaintiffs' attorneys requested that they be paid 33% of the net proceeds derived from the sale of the property, which exceeded an aggregate secondary market value of all Partnership shares. Net proceeds include an offset of partnership liabilities and selling costs. Independent appraisals of the Partnership's secondary market value were obtained by both the plaintiffs' attorneys and by Partnership management.
  The court gave preliminary approval to the 33% reimbursement, and the secondary market value amount was agreed upon in the Arbitration Stipulation.

On April 27, 2000, the Circuit Court of Waukesha
County held a hearing and certified the lawsuit as a non-opt out class action, in which all limited partners of the Partnership were required to be included in the settlement of this litigation.
Furthermore, the Court ruled that plaintiffs' counsel's attorney fees would be equal to one-third of the difference between the secondary market value of the Partnership interest and the total funds available for distribution to the limited partners after payment of all Partnership obligations, as described above.

On June 20, 2000, the Court entered a judgment based upon its April 27th decision. Thereafter, on July 21,
 2000, the Court held a hearing on the plaintiffs'
Motion for Enforcement of the Court Approved Settlement
 and in Support of Sanctions. The outcome of the hearing was that the Court granted sanctions totaling
 $437,000 against the Vishnevsky Defendants and their counsel for delaying the appointment of the Partnerships'
 Representative and the arbitrators. The Court took under advisement the remaining open issue regarding the determination of the secondary market value for computing the plaintiffs' counsel's attorney fees until the arbitration proceedings were completed and the Partnerships' properties were sold.

On August 2, 2000, the Vishnevsky Defendants filed an appeal on the portion of the judgment which determined the method for computing the plaintiffs' counsel's attorney fees. On October 10, 2000 the Vishnevsky
Defendants and their counsel filed a second appeal
 from the order granting the sanctions. A motion to consolidate the two appeals was granted. On October 24,
 2001, the Court of Appeals rendered its decision with respect to both appeals. The Court affirmed the lower court ruling respecting the determination of the attorneys fees, but reversed the Order imposing the sanctions for delay in implementing the 2000 Settlement agreement based upon the lower court's erroneous view of the effective date of that agreement.
NOTE D - LEGAL PROCEEDINGS - Continued

The arbitration panel was selected in 2001. The arbitration was tentatively set for hearing the weeks of February 11, and 18, 2002. On February 11, 2002 the parties settled the arbitration issue (the "Arbitration Stipulation").
The Arbitration Stipulation provides in part that Mr. Vishnevsky will pay into a Settlement Fund an amount equal to the cash distribution he receives from each
 Partnership for his general and unencumbered limited partnership interests, together with an amount equal to the amount he receives from the repayment of all loans, deferred management fees, and interest due him from the Partnerships minus the sum of $1,300,000 to cover Mr. Vishnevsky's tax liability generated by the sale of the Properties and other expenses. Mr. Vishnevsky will also receive the commissions due to NRMI and the return of the sanctions money. The Arbitration Stipulation also established the secondary market value to be used in the calculation of the plaintiffs' attorney fees to be paid, as described above.

The timing of distributions to limited partners will be largely dependent on the amount of time necessary to resolve all issues. The monetary impact of these matters has been estimated, and is presented in the statement of net assets in liquidation as estimated arbitration settlement receivable, estimated obligation for plaintiffs' attorney fees, and estimated obligation for future liquidation expense. The final outcome of these estimates is not presently determinable, and the resulting changes could be material to the financial statements. Differences between the estimated amounts and actual transactions will be recognized in the year they are realized.

NOTE E - INVESTMENT PROPERTIES

Investment properties consist of the following at December 31, 2001:

					Historical Cost Basis


     Estimated
			Buildings and	    Accumulated
Liquidation
		Description	       Land	Improvements
Depreciation	Basis
			(in thousands)
	Lock-It-Lockers Mini-Warehouses
	Tucson, Arizona	$	253 	$	1,906	$
1,020	$	1,766
	Lock-It-Lockers Mini-Warehouses
	Phoenix, Arizona		222		2,115
1,112		2,006
	Cave Creek-Phase I Mini-Warehouses
	Phoenix, Arizona
          	94		304		150		305



         $	569	$	4,325	$         2,282
$ 4,077

NOTE E - INVESTMENT PROPERTIES - Continued

			Date of

	Description	Construction
Date Acquired


	Lock-It-Lockers Mini-Warehouses

		Tucson, Arizona

1976	May 1985
	Lock-It-Lockers Mini-Warehouses

		Phoenix, Arizona

     1976	January 1986

	Cave Creek - Phase I Mini-Warehouses

		Phoenix, Arizona

    1985	April 1987

The aggregate cost of the investment properties is the same for financial reporting and federal income tax purposes. The accumulated depreciation reported for federal income tax purposes was $ 3,610,413 at December 31, 2001.

Depreciation expense for the years ended December
31, 2001 and 2000, was $ 143,662 and $ 143,815,
respectively.


NOTE F - TRANSACTIONS WITH AFFILIATED PARTIES

The general partners are general partners for other limited Partnerships which have invested in real estate.
  The Partnership reimburses affiliates of the general partner for the actual cost of goods and materials used by or for the Partnership in the course of performing the general functions of the Partnership.
These general functions include certain management, accounting and other expenses. The Partnership has executed contracts providing for the following fees payable to such entities:

1.   National Realty Management, Inc. (NRMI)


National Realty Management, Inc. (NRMI), which is wholly owned by John Vishnevsky, was paid property management fees of $ 46,669 in 2001 and $ 47,797 in 2000, respectively. Monthly fees represent 6% of gross receipts from the Lock-It-Lockers Mini-Warehouses in Tucson and Phoenix and Cave Creek Mini-Warehouse.

The Partnership also paid $ 155,279 in 2001 and
$ 63,175 in 2000, respectively, for the reimbursement
 of accounting, administrative, and property selling expenses incurred by NRMI on behalf of the Partnership.
  Accrued expenses at December 31, 2001, includes
$ 2,498 due to NRMI for reimbursable expenses.

NOTE F - TRANSACTIONS WITH AFFILIATED PARTIES -
Continued

1. National Realty Management, Inc. (NRMI) -
Continued

The Partnership sub-leases a portion of common area office space from NRMI under terms of a lease, which expires on August 31, 2002. During 2001 and 2000, lease payments totaled $ 10,881 and $ 11,211, respectively, which represents the Partnership's pro-rata portion, based on space occupied, of NRMI's monthly rental obligation.

2.   National Development and Investment, Inc.
(Former General Partner)

The Partnership paid National Development and Investment
, Inc. (NDII), which was wholly owned by John
Vishnevsky, for the reimbursement of costs and expenses totaling $ 102,885 and $ 207,863 in 2001 and 2000, respectively. Effective September 30,
2001, NDII was dissolved and the remaining administrative expenses for 2001 were paid by NRMI.

3.   Individual General Partner

The note payable to the individual general partner, John Vishnevsky, is payable from proceeds of the sale or other disposition of investment properties, with interest compounded monthly at a bank's prime rate plus 2%
 (6.75% at December 31, 2001) or 12%, whichever is lower.
 At December 31, 2001, the note payable balance was $ 271,020. The Partnership incurred interest of
$ 32,988 and $ 36,532 in 2001 and 2000, respectively,
 in connection with this note. During 2001, no interest was paid to the individual general partner with respect to this note. At December 31, 2001, accrued interest payable on the individual general partner note was $ 108,639.


NOTE G - INCOME TAXES

Income taxes on the net income for the year are payable personally by the partners and, accordingly, are not reflected in the financial statements.

Differences between the net income as reported herein and the net income reported for federal income tax purposes arise primarily from timing differences related to depreciation and other GAAP basis adjustments. The following is a reconciliation of the reported net income and the net income reported for federal income tax purposes for the years ended December 31:

NOTE G - INCOME TAXES - Continued

		2001			2000

Net income reported in the financial statements
$	40,336	$	30,181
Add (deduct)

	Depreciation		(37,672)
(38,638)
	Accrued wages non-deducted for tax
purposes		(1,427)		(134)
	Interest accrued (paid) to individual
 general partner		32,988
36,532
	Severance			(21,485)
28,395
	Miscellaneous expenses		(2,855)
3,612

Net income reported for federal income tax purposes
	$	9,885	$	59,948


NOTE H - FAIR VALUES OF FINANCIAL INSTRUMENTS

1. Cash and Cash Equivalents

The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value due to their short-term nature.

2.	Debt

The fair market value of the individual general partner note payable approximates its carrying value.


NOTE I - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash balances in various financial institutions in Arizona and Wisconsin.
  These balances are insured by the Federal Deposit
Insurance Company up to $ 100,000. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.



NOTE J - BASIS OF ACCOUNTING

The Partnership records are maintained on the basis of accounting utilized for federal income tax reporting purposes. The accompanying financial statements have been prepared from such records and adjusted to the liquidation basis of accounting for 2001 and the accrual basis of accounting for 2000 in accordance with accounting principles generally accepted in the United
 States of America (GAAP). The primary adjustment is for the difference between the cost basis and fair market value of the investment property. Certain tax basis amounts are summarized as follows:

		Tax Basis
	2001	2000
							(In thousands)


	Total assets	$	2,715	$	2,799

	Partners' capital
		General partners (deficit)		(171)
(167)
		Limited partners (deficit)		2,494
(2,597)
	Net income
	General partners		-		2
		Limited partners		10		58

As described in Note D, the Partnership reached a settlement agreement that will ultimately result in the liquidation of the Partnership's net assets. These financial statements are prepared in accordance with the liquidation basis of accounting. The liquidation basis of accounting was used in the preparation of the financial statements since operations are not expected to continue and liquidation is expected during 2002.


NOTE K - CORRECTION OF AN ERROR

Subsequent to the issuance of the Partnership's financial statements, management became aware that proceeds of a settlement fund would be distributed directly to limited partners and, therefore, should not be recorded as a Partnership asset. This overstatement of assets resulted from a misinterpretation of the Arbitration
Stipulation Agreement dated February 11, 2002. The elimination of the Estimated Arbitration Settlement Receivable in the revised financial statements has the effect of decreasing assets and decreasing liquidation basis adjustments by $ 234,073 as of December 31, 2001.

The remaining cash in the Settlement Fund, as described in Note D, will be allocated and distributed to the limited partners in this Partnership and the other partnerships participating in this litigation, based upon a court approved allocation formula. The portion of the Settlement Fund allocable to the limited partners of this Partnership is estimated to be $ 234,073.
Upon completion of all litigation matters, these funds
 will be disbursed to the limited partners directly from the Settlement Fund.


















SUPPLEMENTARY INFORMATION
































EC Corp.

BALANCE SHEET

December 31, 2001


ASSETS

Cash and cash equivalents			$	689
Investments in limited partnership
65

				$	754


STOCKHOLDERS' EQUITY

Common stock, 9,000 shares authorized;
	100 shares issued and outstanding;
	$ 1 par value			$	100
Additional paid-in capital
2,495
Accumulated deficit				(1,841)

				$	754




John Vishnevsky

STATEMENT OF FINANCIAL CONDITION

December 31, 2001


ASSETS

Cash and cash equivalents			$	124,155
Notes receivable				62,076
Investments
	Mutual funds	$	145,245
	Assigned shares in limited partnerships
821,677
	Corporations		10,407
977,329

Receivables
	Real estate commissions
571,374
	Sanctions					516,000
	Miscellaneous				23,173
Prepaid income taxes				171,280
Other assets					198,305

					$	2,643,692

LIABILITIES

Accrued liabilities			$	524,362
Accrued income taxes				171,280
Assigned shares in limited partnership
821,677
Due to affiliated party				116,000

						1,633,319

Net worth					1,010,373

					$	2,643,692











Signature

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused
 this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income
Properties
Registrant


_/S/   June 28, 2002________________
Date

/S/ John Vishnevsky
___________________________________
By John Vishnevsky, General Partner


































Signature

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused
 this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income
Properties
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner